                                                                EXHIBIT 10(4)(c)

                                  AMENDMENT TO
                               THE TAMBRANDS INC.
                           1989 RESTRICTED STOCK PLAN
                           --------------------------

              WHEREAS, TAMBRANDS INC. (the "Company") adopted the 1989 Restricted Stock Plan (the "Plan"); and

          WHEREAS, pursuant to Section 9 of the Plan, the Compensation Committee of the Board of Directors retained the right to amend the Plan;

          NOW, THEREFORE, the Plan is amended as follows:

     1. The definition of "Committee" in Section 2 of the Plan is amended and restated to read in its entirety as follows:

     "Committee" shall mean the Compensation Committee of the Board or such other committee as may from time to time be appointed by the Board to administer the Plan; provided, however, that (i) no member of the Committee
                                                   -
     shall be eligible to participate in the Plan, (ii) the Committee shall
                                                    --
     always consist of at least two members and (iii) each member of the
                                                 ---
     Committee shall qualify as a non-employee director for the purposes of Rule 16b-3 (or any successor rule thereto), as promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.


     2.   This Amendment to the Plan shall be effective as of January 28, 1997.

          IN WITNESS WHEREOF, the Company has caused this Amendment to the 1989 Restricted Stock Plan to be executed by its duly authorized officer as of the 28th day of January, 1997.



                    TAMBRANDS INC.

                    By:   /s/   Thomas Soper,III
                          ----------------------

                           Senior Vice President - Corporate
                    Title: Human Resources and Communications
                           ----------------------------------



WITNESS:
--------

 /s/ Jonathan W. Emery
----------------------

Title: Corporate Counsel and Assistant Secretary
       -----------------------------------------